SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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ePRESENCE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ePRESENCE, INC.

120 Flanders Road

Westboro, Massachusetts 01581

Notice of Annual Meeting of Stockholders to be Held

on Thursday, May 22 , 2003

To the Stockholders:

The Annual Meeting of Stockholders of ePresence, Inc., a Massachusetts corporation (the “Company”), will be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts on Thursday, May 22, 2003, at 3:00 p.m., local time, to consider and act upon the following matters:

1.	To elect three Class II Directors to serve for the ensuing three years.

2.	To approve an amendment to the Company’s 2001 Stock Incentive Plan increasing from 1,950,000 to 2,500,000 the number of shares of Common Stock of the Company authorized for issuance under such plan.

3.	To approve an amendment to the Company’s 1992 Director Stock Option Plan increasing from 325,000 to 450,000 the number of shares of Common Stock of the Company authorized for issuance under such plan.

4.	To ratify the selection by the Board of Directors of Ernst & Young LLP as the Company’s independent auditors for the current fiscal year.

5.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Stockholders of record at the close of business on March 27, 2003 will be entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the enclosed envelope in order to ensure representation of your shares.

By Order of the Board of Directors,

Kevin F. Newman,

Vice President and General Counsel, Secretary

and Assistant Clerk

Westboro, Massachusetts

April 21, 2003

ePRESENCE, INC.

120 Flanders Road

Westboro, Massachusetts 01581

Proxy Statement

For the Annual Meeting of Stockholders To Be Held on Thursday, May 22, 2003

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of ePresence, Inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts on Thursday, May 22, 2003, at 3:00 p.m., local time, and at any adjournment or adjournments of the meeting (the “Annual Meeting”). The Notice of Meeting, this Proxy Statement, the enclosed proxy card and the Company’s Annual Report to Stockholders for the year ended December 31, 2002, including financial statements and schedules, are first being sent or given to stockholders on or about April 21, 2003.

Proxies. All proxies in the enclosed form that are properly executed and received by the Company before or at the Annual Meeting will be voted in accordance with the stockholders’ instructions. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is voted by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person by ballot at the Annual Meeting.

Cost of Solicitation of Proxies. All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company’s directors, officers and employees, without additional remuneration, may solicit proxies by telephone, facsimile and personal interviews. In addition, the Company retains the right to engage outside agencies to assist in the solicitation of proxies for the Annual Meeting. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names and the Company will, at their request, reimburse them for their reasonable forwarding expenses.

To reduce the expenses of printing and delivering duplicate copies of proxy statements and annual reports, some banks, brokers, and other nominee record holders may be taking advantage of the Securities and Exchange Commission’s “householding” rules that permit the delivery of only one copy of these materials to stockholders who share an address unless otherwise requested. If you share an address with another stockholder and have received only one copy of this proxy statement or the Company’s annual report, you may request a separate copy of these materials at no cost to you by calling the Company’s office of Investor Relations at (508)871-2271 or by writing to ePresence, Inc., 120 Flanders Road, P.O. Box 5013, Westboro, Massachusetts, 01581, Attention: Investor Relations. For future annual meetings, you may request separate copies of these materials, or request that the Company sends only one set of these materials to you if you are receiving multiple copies by calling or writing to the Company at the number or address given above.

Quorum Requirement. At the close of business on March 27, 2003, the record date for the determination of stockholders entitled to notice and to vote at the Annual Meeting, there were 22,654,227 shares of Common Stock, $0.01 par value per share, of the Company (the “Common Stock”) issued and outstanding and, therefore, entitled to receive notice and to vote. Holders of shares of Common Stock are entitled to one vote per share on all matters that may properly come before the Annual Meeting. The holders of a majority of the number of shares of Common Stock issued, outstanding and entitled to vote on any matter shall constitute a quorum with respect to that matter at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

Votes Required. The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of shares of Common Stock representing a majority of the votes cast in person or by proxy at the Annual Meeting and voting on the matter is required to approve the amendment to the Company’s 2001 Stock Incentive Plan, the amendment to the Company’s 1992 Director Stock Option Plan and to ratify the appointment of Ernst & Young LLP as the Company’s independent public auditors for the current fiscal year.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter (“broker non-votes”), will not be voted in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting on the matters being presented for stockholder approval at the Annual Meeting that are described in this Proxy Statement.

The Board of Directors does not know of any matters expected to come before the Annual Meeting other than those described in this Proxy Statement. If any other matter properly comes before the Annual Meeting, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

Beneficial Ownership of Common Stock

The following table sets forth certain information, as of December 31, 2002 (except as otherwise specified), with respect to the beneficial ownership of the Company’s Common Stock by (1) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (2) each director and nominee for director of the Company, (3) each executive officer of the Company named in the Summary Compensation Table set forth under the caption “Executive Compensation” below, and (4) all directors and executive officers of the Company as of December 31, 2002 as a group, as well as the beneficial ownership of Switchboard Incorporated (“Switchboard” or “SWBD”), the Company’s majority-owned subsidiary, by the directors and executive officers of the Company:

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares of Company Common Stock Beneficially Owned(1)	Percent of Company Common Stock Outstanding(2)	Number of Shares of SWBD Common Stock Beneficially Owned(1)(3)
5% Stockholders
HarbourVest Partners V-Direct Fund, L.P. c/o HarbourVest Partners, LLC One Financial Center, 44th Floor Boston, Massachusetts 02111(4)	3,947,380	16.5%	N/A

William P. Ferry 120 Flanders Road Westboro, Massachusetts 01581(5)	1,837,500	7.6. %	195,000

Microsoft Corporation One Microsoft Way Redmond, Washington 98052(6)	1,750,000	7.2%	N/A

Royce & Associates, Inc. 1414 Avenue of the Americas, 10th Floor New York, NY 10019 (7)	1,624,100	7.2%	N/A

Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, California 90401(8)	1,366,126	6.0%	N/A

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares of Company Common Stock Beneficially Owned(1)	Percent of Company Common Stock Outstanding(2)	Number of Shares of SWBD Common Stock Beneficially Owned(1)(3)
Directors and Officers
Anthony J. Bellantuoni(9)	200,667	*	0
John F. Burton(10)	150,000	*	0
Rodney P. Jackson(11)	171,020	*	1,000
Scott E. Kitlinski (12)	71,660	*	1,000
Albert A. Notini(13)	45,000	*	0
John J. Rando(13)	45,000	*	0
Fontaine K. Richardson(14)	76,944	*	0
Scott Silk(15)	325,001	1.4%	10,000
Richard M. Spaulding(16)	253,413	1.1%	125,000
Robert M. Wadsworth(17)	3,989,380	16.6%	110,000
All directors and executive officers as a group (11 persons)(18)	7,227,222	27.4%	442,000

*	Less than 1%

(1)	The inclusion herein of any shares of the Company or Switchboard Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole voting and investment power with respect to the shares listed. The reported beneficial ownership of the 5% stockholders of the Company’s Common Stock is based upon a Schedule 13G or 13G/A filed with the Securities and Exchange Commission by such holder. For purposes of this table, each person is deemed to beneficially own any shares subject to stock options or warrants held by such person that are currently exercisable or exercisable within 60 days after December 31, 2002.

(2)	Number of shares deemed outstanding includes 22,654,227 shares issued and outstanding as of December 31, 2002, plus, with respect to any beneficial owner, any shares subject to stock options or warrants that are deemed to be beneficially owned by such person.

(3)	The shares of Switchboard Common Stock held by each person listed above comprises less than one percent of the Switchboard Common Stock outstanding, except for Mr. Ferry who owns 1.0%. All directors and executive officers of the Company as a group hold 2.3% of the total outstanding shares of Switchboard. The number of shares of Switchboard Common Stock deemed outstanding includes 18,840,928 shares issued and outstanding as of December 31, 2002 plus, with respect to any such beneficial owner, any shares subject to stock options or warrants that are deemed to be beneficially owned by such person.

(4)	The shares of Company Common Stock in the table represent 2,631,580 shares and 1,315,800 shares issuable upon exercise of warrants owned by HarbourVest Partners, LLC (“HarbourVest”). HarbourVest is the managing member of HVP V-Direct Associates L.L.C., which is the general partner of HarbourVest Partners V-Direct Fund L.P. (“HarbourVest Fund”), the record and ultimate owner of such shares. HarbourVest, in its capacity as managing member of the general partner of HarbourVest Fund, has the sole power to vote and dispose of the shares owned by HarbourVest Fund and the shares issuable upon exercise of the warrants. Messrs. D. Brooks Zug and Edward W. Kane are managing members of HarbourVest and, as such, they share the voting control of HarbourVest. Neither of Messrs. Zug or Kane own of record any shares of the Company, however, as a result of their positions, they may be deemed to be beneficial owners of, and to have the power to exercise or to direct the exercise of voting and/or dispositive power with respect to, the shares owned by HarbourVest Fund. Messrs. Zug and Kane disclaim beneficial ownership over such shares.

(5)	The shares of Company Common Stock in the table include 1,397,500 shares issuable upon exercise of stock options and 120,000 shares subject to the Company’s right to repurchase all or part of such shares at their purchase price in the event that certain conditions are not satisfied prior to specified dates (“Restricted Stock”). The shares of Switchboard Common Stock in the table include 170,000 shares issuable upon exercise of stock options, of which 50,000 would be subject to Switchboard’s right to repurchase at their exercise price.

(6)	The shares of Company Common Stock in the table represent 1,750,000 shares issuable upon exercise of a warrant owned by Microsoft Corporation. Microsoft Corporation has the sole power to vote and dispose of such shares.

(7)	The shares of Company Common Stock in the table represent 1,624,100 shares owned by Royce & Associates, Inc. (“Royce”). Royce has the sole power to vote and dispose of such shares.

(8)	The shares of Company Common Stock in the table represent 1,366,126 shares owned by Dimensional Fund Advisors, Inc. (“DFA”). DFA has the sole power to vote and dispose of such shares. DFA, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment adviser or manager, DFA possesses voting and/or investment power over the shares that are owned by the Funds. All securities reported are owned by the Funds. DFA disclaims beneficial ownership of such securities.

(9)	Includes 96,667 shares issuable upon exercise of stock options and 80,000 shares of Restricted Stock.

(10)	Consists of 150,000 shares issuable upon exercise of stock options.

(11)	Includes 138,334 shares issuable upon exercise of stock options.

(12)	Includes 50,400 shares issuable upon exercise of stock options.

(13)	Consists of 45,000 shares issuable upon exercise of stock options held by each.

(14)	Includes 50,000 shares issuable upon exercise of stock options.

(15)	Includes 215,001 shares issuable upon exercise of stock options and 80,000 shares of Restricted Stock.

(16)	The shares of Company Common Stock in the table include 134,413 shares issuable upon exercise of stock options and 80,000 shares of Restricted Stock. The shares of Switchboard Common Stock in the table include 111,250 shares issuable upon exercise of stock options, of which 70,000 would be subject to Switchboard’s right to repurchase at their exercise price, and 1,000 shares held by Mr. Spaulding’s wife.

(17)	The shares of Company Common Stock in the table consists of 42,000 shares issuable upon exercise of stock options and 3,947,380 shares beneficially owned by HarbourVest Fund, as more fully described in note (4) above. Mr. Wadsworth is a managing director of HarbourVest Partners, LLC, which is the managing member of HVP V-Direct Associates, L.L.C., a general partner of HarbourVest Fund. Mr. Wadsworth disclaims beneficial ownership of all shares beneficially owned by HarbourVest Fund. The shares of Switchboard Common Stock in the table consist of 110,000 shares issuable upon exercise of stock options, of which 50,000 would be subject to Switchboard’s right to repurchase at their exercise price.

(18)	Includes the shares and shares issuable upon exercise of stock options listed in Notes (5) and (9)–(17) above and an additional 36,667 shares issuable upon the exercise of options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of the Company’s Common Stock (collectively, “Reporting Persons”), to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the

Company. Such Reporting Persons are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such reports furnished to the Company and certain written representations provided to the Company by such Reporting Persons, the Company believes that during 2002, all Section 16(a) filings required to be made by its Reporting Persons were timely made.

Related Transactions

On January 11, 1999, the Company announced a strategic alliance with Microsoft Corporation (“Microsoft”) to deliver integrated messaging, networking and Internet solutions and the collaboration on the design and implementation of packaged services, solutions and support offerings based on Microsoft’s enterprise platform. Under the agreement, Microsoft has contributed $8,400,000 to fund these initiatives and for certain marketing and product development efforts and the purchase of 1,750,000 common stock warrants. The common stock warrants were subject to a three-year lock-up provision, based on continuation of the alliance, and have an exercise price of $10.00 per share. The warrants are exercisable, in whole or in part, at any time through January 8, 2006 and may be exercised by means of a cashless exercise.

PROPOSAL NO. 1— ELECTION OF DIRECTORS

The Board of Directors recommends a vote “For” the election of each of the nominees listed below.

The Company’s Board of Directors is divided into three classes of directors (designated Class I Directors, Class II Directors and Class III Directors), with members of each class holding office for staggered three-year terms. There are currently three Class II Directors, whose terms expire at the 2003 Annual Meeting, two Class III Directors, whose terms expire at the 2004 Annual Meeting, and one Class I Director whose term expires at the 2005 Annual Meeting (in all cases subject to the election and qualification of successor directors or their earlier death, resignation or removal). There is currently one Class I director vacancy. The stockholder proxies will not be voted for a greater number of persons than the three nominees named below.

John F. Burton, Fontaine K. Richardson and Robert M. Wadsworth are currently Class II Directors of the Company. The persons named in the enclosed proxy will vote to elect Messrs. Burton, Richardson and Wadsworth as Class II Directors to serve for the ensuing three years, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. Each of the nominees has indicated his willingness to serve, if elected, but if any nominee should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board of Directors.

Biographical and certain other information concerning the directors of the Company, including those who are nominees for re-election, is set forth below:

Nominees for Class II Directors

John F. Burton, 51, has been a director of the Company since 1991. From November 1996 to October 1997, he served as Chairman of the Board. Since 1997, Mr. Burton has been a Managing Director of Updata Capital, Inc., an investment banking firm, and is a Managing General Partner of Updata Venture Partners, LLC, a venture capital firm.

Fontaine K. Richardson, 61, has been a director of the Company since 1984. From 1983 to December 2000, he was a General Partner of Eastech Management Company, a private venture capital firm. He is currently a private investor. Mr. Richardson is a director of Mentor Graphics Corporation and Network Engines, Inc.

Robert M. Wadsworth, 42, has been a director of the Company since March 1998. He has been a managing director of HarbourVest Partners, LLC, a venture capital management company, since January 1997. He joined Hancock Venture Partners, the predecessor of HarbourVest Partners, LLC, in July 1986. He is a director of Switchboard, Concord Communications, Inc., Trintech Group PLC, Network Engines, Inc. and several private companies. Mr. Wadsworth is a general partner of several private equity funds managed by HarbourVest.

Class III Directors (Terms expire at 2004 Annual Meeting)

Albert A. Notini, 46, has been a director of the Company since October 1999. Since October 2000, Mr. Notini has served as Executive Vice President and Chief Financial Officer of Manufacturers’ Services Limited, a global electronic manufacturing services company. From May 2000 to October 2000, Mr. Notini served as Executive Vice President and General Counsel of Manufacturers’ Services Limited. From July 1999 to May 2000, Mr. Notini served as Executive Vice President at Getronics, N.V., a Netherlands-based network services company and acquirer of Wang Global Corporation in 1999. From February 1994 to June 1999, Mr. Notini served as General Counsel for Wang Global Corporation, an information technology network services company. From January 1999 to June 1999, Mr. Notini also served as Executive Vice President, Corporate Development and Administration at Wang. Prior to joining Wang, Mr. Notini was a senior partner at the law firm of Hale and Dorr LLP in Boston, Massachusetts. Mr. Notini is a director of Sonus Networks, Inc.

William P. Ferry, 50, has been Chairman of the Board since October 1997. He has been a director of the Company and served as President and Chief Executive Officer since February 1997. Mr. Ferry has served as a director of Switchboard since March 1997 and has been Switchboard’s Chairman of the Board since February 1998. From August 1990 to February 1997, he served in various management capacities at Wang Laboratories, Inc., a global network and desktop integration and services company, including President, Services Division from July 1994 to February 1997 and Senior Vice President and General Manager, North American Operations from January 1993 to July 1994.

Class I Director (Term expires at 2005 Annual Meeting)

John J. Rando, 51, has been a director of the Company since October 1999. Since November 1999, Mr. Rando has served as an advisor and partner at NewcoGen Group LLC, a venture development firm. From June 1998 to July 1999, Mr. Rando served as Senior Vice President and Group General Manager at Compaq Computer Corporation, a global supplier of computing systems and enterprise solutions. From November 1976 to June 1998, Mr. Rando served as Senior Vice President and Group General Manager at Digital Equipment Corporation, a provider of client/server computing solutions. Presently, Mr. Rando is Chairman of the Board of @Stake, Inc., Ecora Software Corp. and Storability, Inc. Mr. Rando is a director of Cognos, Inc.

Corporate Governance, Board of Directors and Committee Meetings

Corporate Governance. The Company is subject to the rules and regulations of the Securities and Exchange Commission and the NASDAQ Stock Market. Due, in part, to the enactment of the Sarbanes-Oxley Act of 2002, the Company has addressed, and continues to address, the changing regulatory environment by reviewing and, where appropriate, adopting new corporate governance and public disclosure procedures in response to Securities and Exchange Commission and NASDAQ rule implementations. In light of certain recently finalized rules, the Company will be, among other things, revising and updating the charters of the Company’s Board committees to more closely align the responsibilities of the committee members with updated Securities and Exchange Commission and NASDAQ requirements.

Board of Directors. The Board of Directors held seven meetings during 2002. Each director attended at least 75% of the meetings of the Board and of the Committee(s) of the Board on which he then served. The Board of Directors has standing Audit, Compensation and Nominating Committees.

Audit Committee. The members of the Audit Committee are Messrs. Richardson, Rando and Wadsworth. As specified in its charter, the Audit Committee consists entirely of independent, non-employee financially literate directors. The Audit Committee recommends to the Board of Directors the appointment of the Company’s independent auditors and, if so determined by the Committee, recommends that the Board of Directors replace the independent auditors, and evaluates the performance of the independent auditors. Other responsibilities include the review, in consultation with the independent auditors, of the audit results and the independent auditors’ proposed opinion letter or audit report and any related management letter. The Audit Committee reviews with management and the independent auditors each of the quarterly and year-end financial statements and reviews internal accounting procedures and controls with the Company’s financial and accounting staff. The Audit Committee met eight times during 2002.

Compensation Committee. The Compensation Committee consists entirely of independent non-employee directors, and the members are Messrs. Burton, Notini and Richardson. The Compensation Committee establishes the policies governing all executive compensation plans and determines the compensation of each executive officer under such plans. The Compensation Committee also grants options under and administers the various option and employee stock purchase plans. The Compensation Committee met two times during 2002.

Nominating Committee. The current Nominating Committee members are Messrs. Burton, Ferry and Richardson. The Nominating Committee provides recommendations to the Board with respect to candidates for directors of the Company. The Nominating Committee considers nominees recommended by stockholders of the Company. Any stockholder may submit such a recommendation in writing to the Nominating Committee by addressing it to the attention of the Secretary of the Company. The Nominating Committee did not meet during 2002.

Director Compensation

Members of the Board of Directors who are not employees of the Company (“Outside Directors”) are paid a retainer of $4,000 per year. In addition, Outside Directors receive $1,000 for each Board meeting attended, $500 for each Committee meeting attended and reimbursement for their out-of-pocket expenses in connection with their attendance.

Directors have the option of electing to receive the following year’s annual cash retainer and fees for Board and Committee meeting attendance in Company Common Stock instead of cash. Additionally, directors may elect, prior to the beginning of each year, to receive their annual compensation on a deferred basis under the Company’s Deferred Compensation Plan. Under this plan, participating directors select investment measurement options against which their deferred fees are benchmarked. Once the deferred amounts are due to a director upon termination of his service as a director, the amount paid will be based upon the performance of the investment vehicles selected during the deferral period. Messrs. Burton, Notini, Rando and Richardson each participated in the Deferred Compensation Plan in 2002 and selected the ePresence stock fund as their investment benchmark vehicle. The ePresence stock fund is designed to mirror the performance of the Company’s Common Stock.

Under the terms of the Company’s 1992 Director Stock Option Plan, as amended (the “Director Plan”), Outside Directors of the Company receive, on the date of each annual meeting of stockholders, nonstatutory stock options to purchase 10,000 shares of Common Stock. These options have an exercise price equal to fair market value on the grant date and vest on the first anniversary of the grant date. During 2002, Messrs. Burton, Notini, Rando, Richardson and Wadsworth were each granted options for 10,000 shares of Common Stock at an exercise price of $4.00 per share. Under the Director Plan, after four years of service on the Board, each Outside Director also receives a nonstatutory stock option to purchase 20,000 shares of Common Stock, which vests in equal annual installments over four years. Accordingly, on May 9, 2002, Mr. Wadsworth received options to purchase 20,000 shares of Common Stock at an exercise price of $4.00 per share. Under the Director Plan, newly elected Outside Directors receive a nonstatutory stock option for 40,000 shares of Common Stock, which vests in equal annual installments over four years. There were no new directors elected to the Board during 2002. Due to the low availability of shares under the Director Plan, a portion of the annual and refresher options authorized for grant in 2002 under the Director Plan were granted out of the Company’s 1992 Stock Incentive Plan. Also, on January 25, 2002, Messrs. Burton, Notini, Rando, Richardson and Wadsworth were each granted discretionary stock options under the Company’s 1992 Stock Incentive Plan to purchase 20,000 shares of Common Stock at an exercise price of $3.60 per share which vest in equal annual installments over four years and become fully vested upon a change in control of the Company.

PROPOSAL NO. 2 —AMENDMENT OF 2001 STOCK INCENTIVE PLAN

The Board of Directors recommends a vote “For” this proposal.

The Board of Directors believes that the success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting and retaining key personnel. The Company currently is authorized to issue stock options and other stock-based awards under its 2001 Stock Incentive Plan, as amended, (the “2001 Plan”) for the purchase of an aggregate of 1,950,000 shares of the Company’s Common Stock (subject to proportionate adjustment for stock splits and other changes in the Company’s capitalization). As of March 31, 2003, the number of shares available for future grant under the 2001 Plan was 913,100. Accordingly, on January 24, 2003, the Board adopted, subject to stockholder approval, an amendment to the 2001 Plan increasing the number of shares of Common Stock available for issuance under the 2001 Plan from 1,950,000 shares to 2,500,000 shares (subject to proportionate adjustment for stock splits and other changes in the Company’s capitalization).

The following is a brief summary of the provisions of the 2001 Plan. This summary is qualified in all respects by reference to the full text of the 2001 Plan, copies of which are available upon request to the Treasurer of the Company.

The 2001 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, performance shares and awards of restricted stock and unrestricted stock (“Awards”). No Award may be made under the 2001 Plan after January 29, 2011, but Awards previously granted may extend beyond that date. The 2001 Plan may be sooner terminated by the Board of Directors, which has the power to amend or terminate the 2001 Plan at any time.

Administration

The 2001 Plan is administered by the Board of Directors, which may delegate the authority to administer the 2001 Plan to a Committee, including to the Compensation Committee. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2001 Plan and to interpret the provisions of the 2001 Plan. No amendment to the 2001 Plan may be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement.

Incentive Stock Options and Nonstatutory Options

Optionees receive the right to purchase a specified number of shares of Common Stock at some time in the future at an option price and subject to such terms and conditions as are specified at the time of the grant. The 2001 Plan provides that the number of shares of Common Stock with respect to which options may be granted to any employee may not exceed 800,000 during any two consecutive calendar year period. Incentive stock options and options which the Board or Compensation Committee intends to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of the Company or its parent or subsidiary corporations).

Restricted Stock

Restricted stock Awards entitle recipients to acquire shares of Common Stock, subject to the Company’s right to repurchase all or part of such shares at their issue price in the event that conditions specified in the applicable Award are not satisfied prior to specified dates. Conditions for repurchase may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives. The issue price for each share of restricted stock is determined by the Board, but may not be less than the par value of the Common Stock.

Eligibility

All of the employees, officers, directors, consultants and advisors of the Company and its subsidiaries who are expected to contribute to the Company’s future growth and success are eligible to participate in the 2001 Plan. Incentive stock options may only be granted to persons eligible to receive incentive stock options under the Code. As of March 31, 2003, approximately 140 people were eligible to participate in the 2001 Plan. On March 31, 2003 the closing sale price of the Company’s Common Stock on the NASDAQ National Market was $1.90.

The granting of Awards under the 2001 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

Since the adoption of the 2001 Plan last year and through March 31, 2003, the following persons and groups received options under the 2001 Plan to purchase the number of shares listed: all current executive officers as a group—650,000 shares; employees who are not executive officers—386,900 shares; directors and the nominee for director who are not executive officers of the Company—0 shares; associates of the Company’s executive officers, directors and the director nominee—0 shares; and William Ferry—470,000 shares. No person other than Messrs. Ferry and Spaulding has received options under the 2001 Plan to purchase 5% or more of the options granted under this Plan.

Effects of a Merger, Reorganization or Liquidation Event

In the event of a merger, consolidation, other reorganization event, or in the event of a liquidation of the Company, the Company’s Board of Directors, or the board of directors of any corporation assuming the obligations of the Company, may take any of the following actions with respect to outstanding Awards under the 2001 Plan: (i) provide that such Awards are assumed or substituted with substantially equivalent Awards by the acquiring or succeeding corporation, (ii) provide that all unexercised options will terminate immediately prior to the consummation of the transaction unless exercised within a specified time period, (iii) provide that any outstanding Awards are exercisable or realizable in full prior to the effective date of a merger, consolidation or reorganization, or (iv) in the case of a merger, consolidation or other reorganization in which holders of Company Common Stock will receive a set cash amount for each of their shares surrendered in the transaction, provide for a payment to Award holders equal to the difference between such set cash amount times the number of shares of Common Stock subject to outstanding options held (to the extent then exercisable and provided that the exercise price does not exceed the cash amount per share) and the aggregate exercise price of all such holder’s outstanding options.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the 2001 Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL NO. 3 —AMENDMENT OF 1992 DIRECTOR STOCK OPTION PLAN

The Board of Directors recommends a vote “For” this proposal.

The Company’s 1992 Director Stock Option Plan (the “Director Plan”) was adopted by the Board of Directors on June 23, 1992 and approved by the stockholders of the Company on July 24, 1992. The purpose of the Director Plan is to align the interests of the directors of the Company with the overall long term success of the Company by providing the Company’s directors who are not employees of the Company with an economic incentive tied to the Company’s equity performance. Currently, a total of 325,000 shares of Common Stock may be issued under the Director Plan. As of March 31, 2003, the number of shares available for future grant and not subject to outstanding options under the Director Plan was 15,000, which is less than the number of shares subject to options that the Company would otherwise be obligated to grant on the date of the Annual Meeting pursuant to the terms of the Director Plan. Accordingly, on January 24, 2003, the Board of Directors adopted, subject to stockholder approval, an amendment to the Director Plan increasing the number of shares of Common Stock available for issuance under the Director Plan from 325,000 to 450,000 shares (subject to adjustment for certain changes in the Company’s capitalization).

The following is a brief summary of the provisions of the Director Plan. This summary is qualified in all respects by reference to the full text of the Director Plan, copies of which are available upon request to the Treasurer of the Company.

Description of Awards

The Director Plan provides for initial, annual and refresher grants of options to each eligible director in the amounts below as a result of an amendment to the Director Plan approved by the Board in January 2002. Upon initial election as a director, an initial grant is made that covers 40,000 shares of Common Stock and vests in four equal installments beginning on the first anniversary of the date of grant. Annual options are granted to each eligible director on the date of each Annual Meeting of Stockholders of the Company that cover 10,000 shares of Common Stock and vest twelve months after the date of grant (or, if earlier, the day prior to the first Annual Meeting of Stockholders of the Company following the date of grant). After four years of service on the Board, each eligible director also receives a refresher grant that covers 20,000 options, which vests in four equal installments beginning on the first anniversary of the date of grant. The aforementioned amendments to the Director Plan were adopted by the Board in order to help the Company continue to attract and retain qualified outside directors and make the Company’s Director Plan more competitive as compared with the plans adopted by comparable companies. The exercise price of options granted under the Director Plan equals the fair market value of the Common Stock on the date of grant.

Administration

The Director Plan is administered by the Company’s Board of Directors. The Board of Directors may suspend or discontinue the Director Plan or review or amend it in any respect whatsoever; provided, however, that no amendment may be effected without approval of the stockholders of the Company if such approval is required under any applicable listing, tax or regulatory requirement.

Eligibility

Pursuant to the terms of the Director Plan, directors of the Company who are not officers or employees of the Company or of any subsidiary of the Company are entitled to receive nonstatutory options to purchase shares of Common Stock. The following table sets forth the benefits to be received under the Director Plan during 2003.

New Plan Benefits in 2003 Under the Director Plan

Name and Position (1)	Dollar Value (2)	Number of Shares
William P. Ferry Chairman of the Board, President and Chief Executive Officer	$0	0
Anthony J. Bellantuoni Senior Vice President, Human Resources	$0	0
Scott E. Kitlinski Vice President and Chief Information Officer	$0	0
Scott G. Silk Senior Vice President and General Manager, Services	$0	0
Richard M. Spaulding Senior Vice President and Chief Financial Officer, Treasurer and Clerk	$0	0
Executive Group	$0	0
Non-Executive Director Group	$0	90,000	[3]
Non-Executive Officer Employee Group	$0	0

(1)	Lists principal position with the Company as of December 31, 2002.

(2)	Represents the difference between the exercise price of the options and the fair market value of the underlying shares of Common Stock on the date of grant.

(3)	Currently, five directors are eligible to participate in the Director Plan. 90,000 shares consists of annual options to purchase 10,000 shares of Common Stock that will be granted to each of Messrs. Burton, Notini, Rando, Richardson and Wadsworth on the date of the 2003 Annual Meeting of Stockholders of the Company and refresher options to purchase 20,000 shares of Common Stock that will be granted to each of Messrs. Notini and Rando in October 2003.

Under the Director Plan, since its adoption, (i) Messrs. Burton, Notini, Rando, Richardson and Wadsworth have received options to purchase an aggregate of 64,000, 56,000, 56,000, 64,000 and 61,000 shares respectively, (ii) the current directors who are not executive officers as a group have received options to purchase an aggregate of 301,000 shares, and (iii) no options have been granted to any Named Executive Officer, any current executive officer, any associate of any director or executive officer or any current employee of the Company.

Effects of a Merger, Reorganization or Liquidation Event

In the event of a merger, consolidation, sale of substantially all of the assets of the Company or in the event of a reorganization or liquidation of the Company, then (i) all outstanding options will become vested in full and fully exercisable immediately prior to the consummation of such transaction, and (ii) the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall either (A) provide that all outstanding options are assumed or substituted by the acquiring or successor corporation, or (B) provide that all unexercised options will terminate immediately after the vesting of such options according to clause (i) above and immediately prior to the consummation of the transaction unless exercised within a specified time period.

Federal Income Tax Consequences

For a summary of the United States federal income tax consequences that generally will arise with respect to the stock options granted under the Director Plan and with respect to the sale of Common Stock acquired under the Director Plan, please see “Federal Income Tax Consequences—Nonstatutory Stock Options” and “—Tax Consequences to the Company” under proposal 2 above.

PROPOSAL NO. 4 —RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors recommends a vote “For” the ratification of Ernst & Young LLP  as independent auditors.

The Board of Directors, at the recommendation of the Audit Committee, has selected the firm Ernst & Young LLP (“E&Y”) as the independent auditors of the Company for the year ending December 31, 2003. Although stockholder approval of the Board’s selection of E&Y is not required by law, the Board believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board will reconsider its selection of E&Y. Representatives of E&Y are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

E&Y served as the Company’s duly appointed independent public auditors effective as of July 1, 2002 for the fiscal years ended December 31, 2002 and 2001 following the dismissal of Arthur Andersen LLP (“Andersen”) on June 28, 2002. During the Company’s two most recent fiscal years and the subsequent interim period prior to engaging E&Y, neither the Company nor anyone on its behalf consulted with E&Y regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by E&Y that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s most recently completed fiscal year and through June 28, 2002, there were no (i) disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years, and (ii) reportable events as defined in Regulation S-K Item 304(a)(1)(v). Andersen’s reports on the Company’s financial statements for the year ending December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Andersen furnished to the Company a letter addressed to the Securities and Exchange Commission stating that it agreed with these statements.

Andersen had served as the Company’s duly appointed independent public accountants effective as of November 27, 2001 following the dismissal of PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent accountants, on November 27, 2001. During the Company’s two most recent fiscal years and through November 27, 2001 prior to engaging Andersen, neither the Company nor anyone on its behalf consulted Andersen regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Andersen concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement or a reportable event, both as defined above.

During the Company’s two most recently completed fiscal years and through November 27, 2001, there were no (i) disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years, and (ii) reportable events as defined above. PWC’s reports on the Company’s financial statements for the last two years prior to its dismissal did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. PWC furnished to the Company a letter addressed to the Securities and Exchange Commission stating that it agreed with these statements.

Independent Auditor Fees

The following is certain information concerning any amounts billed or expected to be billed by Ernst & Young to the Company during 2002:

Audit Fees. An aggregate of $124,500 in fees for professional services rendered in connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2002.

Financial Information Systems Design and Implementation Fees. Ernst & Young did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2002 in connection with financial information systems design or implementation, the operation of the Company’s information system or the management of its local area network.

All Other Fees. An aggregate of $36,000 in fees for tax and other services rendered to the Company for the fiscal year ended December 31, 2002.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors is comprised of three members and acts under a written charter first adopted and approved by the Board of Directors on April 21, 2000. The members of the Audit Committee currently are Messrs. Rando, Richardson and Wadsworth. Each of the members of the Audit Committee is independent, as defined by its charter and the rules of the NASDAQ Stock Market.

Management of the Company is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted accounting principles and to issue a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews, evaluates, and discusses the following matters with the Company’s management, independent auditors and internal accounting, financial and auditing personnel:

•	the plan for, and the independent auditors’ report on, each audit of the Company’s annual financial statements;

•	the plan for, and the independent auditors’ review of, the Company’s quarterly financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to shareholders;

•	management’s selection, application and disclosure of critical accounting policies;

•	changes in the Company’s accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting, financial and auditing personnel.

The Audit Committee reviewed the Company’s audited financial statements for the fiscal year ended 2002 and discussed these financial statements with the Company’s management and the independent auditors. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Ernst & Young LLP (“E&Y”), the Company’s independent auditors. SAS 61 requires E&Y to discuss with the Company’s Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

The Company’s independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), which requires auditors annually to disclose in writing all relationships that in the auditors’ professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors’ provision of certain other, non-audit related services to the Company was compatible with maintaining such auditors’ independence.

Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

By the Audit Committee

John J. Rando

Fontaine K. Richardson

Robert M. Wadsworth

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation paid by the Company for each of the last three fiscal years, as applicable, to (1) the Company’s Chief Executive Officer, (2) the Company’s four other most highly compensated executive officers during the year ended December 31, 2002 who were serving as executive officers of the Company on December 31, 2002, and whose individual total salary and bonus exceeded $100,000 during such year, and (3) the Company’s one other most highly compensated executive officer during the year ended December 31, 2002, and whose individual total salary and bonus exceeded $100,000 during such year, who was not serving as an executive officer of the Company on December 31, 2002 (collectively, the “Named Executive Officers”).

		Annual Compensation(1)		Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Restricted Stock Awards($)(2)	Securities Underlying Company Options (#)(3)	Securities Underlying SWBD Options (#)(3)	All Other Compensation ($)(4)
William P. Ferry Chairman of the Board, President and Chief Executive Officer	2002 2001 2000	$550,000 550,000 500,000	$124,000 223,000 324,000	$0 0 823,200	0 650,000 0	50,000 20,000 0	$469,432 15,501 6,447

Scott G. Silk Senior Vice President and General Manager, Services	2002 2001 2000	240,000 240,000 220,000	55,000 50,000 100,000	0 0 334,400	40,000 75,000 40,000	0 0 0	18,777 5,078 3,896

Richard M. Spaulding Senior Vice President and Chief Financial Officer	2002 2001 2000	225,000 225,000 200,000	35,000 50,000 100,000	0 0 334,400	40,000 48,000 0	50,000 20,000 0	40,389 4,714 5,786

Anthony J. Bellantuoni Senior Vice President, Human Resources	2002 2001 2000	200,000 200,000 180,000	28,000 35,000 77,500	0 0 334,400	30,000 0 40,000	0 0 0	36,648 9,086 5,893

Scott Kitlinski (5) Vice President and Chief Information Officer	2002	170,000	42,000	0	30,000	0	2,746

Rodney P. Jackson (6) Senior Vice President, Americas	2002 2001	240,000 240,000	62,000 50,000	0 0	40,000 30,000	0 0	8,262 3,366

(1)	Excludes perquisites and other personal benefits because the aggregate amount of such compensation was in all cases less than the lesser of either $50,000 or 10% of the total of annual salary and bonus for each Named Executive Officer.

(2)

Represents the fair market value of the award of Restricted Stock (calculated by multiplying the per share fair market value of the Common Stock on the date of grant to the recipient by the number of shares of Restricted Stock subject to the award, minus the amount paid by the Named Executive Officer for such Restricted Stock). In December 2000, Messrs. Ferry, Spaulding, Bellantuoni and Silk received a total of 240,000, 80,000, 80,000 and 80,000 shares of Restricted Stock, respectively, and in October 2000

Messrs. Kitlinski and Jackson each received 20,000 shares of Restricted Stock. As of December 31, 2002, William P. Ferry held 120,000 shares of Restricted Stock at a value of $231,600; Mr. Silk, Mr. Spaulding and Mr. Bellantuoni each held 80,000 shares of Restricted Stock at a value of $154,400; and each of Mr. Kitlinski and Mr. Jackson held 0 shares of Restricted Stock. The preceding values of such holdings are calculated based on the fair market value of the Common Stock on December 31, 2002 ($1.94 per share) minus the amount paid by the Named Executive Officer for such Restricted Stock. With respect to the Restricted Stock held by Mr. Ferry, 120,000 shares will vest on November 16, 2003. With respect to the Restricted Stock held by Messrs. Silk, Spaulding and Bellantuoni, each of their 80,000 shares will vest on October 19, 2003. The vesting schedules for the Restricted Stock that vests fully on October 19, 2003 in the case of Messrs. Silk, Spaulding and Bellantuoni (80,000 shares each) and for the Restricted Stock that vests fully on November 16, 2003 in the case of Mr. Ferry (120,000 shares), are subject to acceleration in part upon the achievement of specified targets for the fair market value of the Common Stock. Each Named Executive Officer is entitled to the same dividends with respect to his shares of Restricted Stock as are paid to holders of unrestricted shares of Common Stock.

(3)	Reflects the grant of options to purchase Company or Switchboard Common Stock, as applicable.

(4)	Represents Company contributions to the Company’s 401(k) Plan, amounts paid for insurance premiums and loan amounts forgiven in 2002 based on outstanding promissory note agreements entered into in 2001. In 2002, the Company paid $3,630 in 401(k) Plan contributions for each of Messrs. Ferry, Jackson, Silk, Spaulding and Bellantuoni, and $2,746 for Mr. Kitlinski; and $8,401, $0, $1,331, $3,393, $4,633 and $0 in group life insurance premiums for Messrs. Ferry, Silk, Spaulding, Bellantuoni, Jackson and Kitlinski, respectively. In 2002, the Company forgave $457,401, $15,147, $35,428, and $29,625 for each of Messrs. Ferry, Silk, Spaulding and Bellantuoni, respectively, representing 20% of the principal and accrued interest, plus applicable income tax gross-up, of the loans established in 2001 to the officers to satisfy federal, state, and local tax obligations with respect to the vesting of Restricted Stock in accordance with their employment agreements.

(5)	Mr. Kitlinksi joined the Company in September 1999.

(6)	Mr. Jackson joined the Company in August 1999 and left the Company in December 2002.

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2002:

	(a)		(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
Equity compensation plans approved by security holders	3,447,051		$6.53	1,276,622	(3)
Equity compensation plans not approved by security holders	1,577,484	(4)	$4.10	346,516

Total	5,024,535		$5.77	1,623,138

(1)	This table excludes an aggregate of 38,600 shares issuable upon exercise of outstanding options assumed by the Company in connection with an acquisition transaction. The weighted average exercise price of the excluded options is $10.63.

(2)	In addition to being available for future issuance upon exercise of options that may be granted after December 31, 2002, 1,222,000 shares under the 2001 Stock Incentive Plan and 346,516 shares under the 2000 Non-Executive Stock Incentive Plan may instead be issued in the form of restricted stock, unrestricted stock, stock appreciation rights, performance shares or other equity-based awards.

(3)	Consists of (i) 1,222,000 shares issuable under the Company’s 2001 Stock Incentive Plan, but excludes the additional 550,000 shares that would be available for issuance if Proposal No. 2 is approved at the meeting, (ii) 15,000 shares available for issuance under the Company’s 1992 Director Stock Option Plan prior to the meeting, but excludes the additional 125,000 shares that would be available for issuance if Proposal No. 3 is approved at the meeting, and (iii) 39,622 shares issuable under the Company’s 1995 Employee Stock Purchase Plan, notwithstanding that the plan is currently suspended and no shares may be purchased under such plan until such time as the Company’s Board approves the reimplementation of the plan.

(4)	Includes an aggregate of 760,000 options that were issued outside of the Company’s stock plans as follows:

In February 1997, in connection with the hiring of Mr. Ferry as the Company’s chief executive officer, the Company’s board of directors approved the grant of an option to Mr. Ferry for 1,000,000 shares of the Company’s common stock of which 580,000 shares remain outstanding. The exercise price is $2.25 per share. This option is fully vested and expires ten years from the date of grant.

In July 1997, in connection with the hiring of Mr. Bellantuoni as the Company’s Senior Vice President of Human Resources, the Company’s board of directors approved the grant of an option to Mr. Bellantuoni for 50,000 shares of the Company’s common stock of which 30,000 shares remain outstanding. The exercise price is $2.25 per share. This option is fully vested and expires ten years from the date of grant.

In February 1999, in connection with the hiring of Mr. Silk as the Company’s Senior Vice President of Marketing and Business Development, and now Senior Vice President and General Manger, the Company’s board of directors approved the grant of an option to Mr. Silk for 150,000 shares of the Company’s common stock at an exercise price of $12.00 per share. This option is fully vested and expires ten years from the date of grant.

Description of 2000 Non-Executive Stock Incentive Plan

In August 2000, the Company’s Board of Directors adopted the 2000 Non-Executive Stock Incentive Plan (the “2000 Plan”) pursuant to which nonstatutory stock options for up to 750,000 shares of common stock may be granted to employees of the Company and its subsidiaries, other than executive officers. The 2000 Plan was subsequently amended to increase the authorized shares issuable thereunder to 1,250,000.

The 2000 Plan is administered by the Company’s Board of Directors. The Board is authorized to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2000 Plan and to interpret the provisions of the 2000 Plan. The Board may amend, suspend or terminate the 2000 plan at any time. The Board has delegated to the compensation committee authority to administer certain aspects of the 2000 Plan.

The Board of Directors or the compensation committee selects the recipients of options under the 2000 Plan and determines (i) the number of shares of Common Stock covered by such options, (ii) the dates upon which such options become exercisable (which is typically in three equal annual installments beginning on the first anniversary of the date of grant), (iii) the exercise price of options (which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant), and (iv) the duration of the options (which may not exceed 10 years).

The 2000 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash or check, (ii) surrender to the Company of shares of Common Stock that have been held for at least six months (or any shorter period approved by the Board), (iii) delivery to the Company of a promissory note, (iv) delivery of an irrevocable undertaking by a broker to deliver sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver cash or a check sufficient to pay the exercise price, (v) any other lawful means, or (vi) any combination of these forms of payment.

If any option granted under the 2000 Plan expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such option will again be available for grant under the 2000 Plan. No option may be granted under the 2000 Plan after August 24, 2010, but awards previously granted may extend beyond that date.

In addition to nonstatutory options, the Board is also authorized to grant other equity-based awards under the 2000 Plan in the form of restricted stock, unrestricted stock, stock appreciation rights or performance shares. Incentive stock options may not be awarded under the 2000 Plan.

In the event of a merger, consolidation, other reorganization event, or in the event of a liquidation of the Company, the Company’s Board of Directors, or the Board of directors of any corporation assuming the obligations of the Company, may take any of the following actions with respect to outstanding awards under the 2000 Plan: (i) provide that such awards are assumed or substituted with substantially equivalent awards by the acquiring or succeeding corporation, (ii) provide that all unexercised options will terminate immediately prior to the consummation of the transaction unless exercised within a specified time period, (iii) provide that any outstanding awards are exercisable or realizable in full prior to the effective date of a merger, consolidation or reorganization, or (iv) in the case of a merger, consolidation or other reorganization in which holders of Company Common Stock will receive a set cash amount for each of their shares surrendered in the transaction, provide for a payment to award holders equal to the difference between such set cash amount times the number of shares of Common Stock subject to outstanding options held (to the extent then exercisable and provided that the exercise price does not exceed the cash amount per share) and the aggregate exercise price of all such holder’s outstanding options.

Option Grants in Last Fiscal Year

The following table provides certain information concerning options to purchase Common Stock of the Company and Switchboard granted during the fiscal year ended December 31, 2002 to each of the Named Executive Officers.

	Individual Grants in Fiscal 2002							Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name	Company Granting Option	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in 2002		Exercise Price Per Share (2)		Expiration Date	5%		10%
William P. Ferry	Switchboard Switchboard	40,000 10,000	7.33 1.83	% %	$ $	4.45 6.15	1/29/12 5/16/12	$ $	111,944 38,677	$ $	283,686 98,015
Scott G. Silk	ePresence	40,000	3.59%			$3.60	1/25/12		$90,562		$229,493
Richard M. Spaulding	ePresence Switchboard Switchboard	40,000 40,000 10,000	3.59 7.33 1.83	% % %	$ $ $	3.60 4.45 6.15	1/25/12 1/29/12 5/16/12	$ $ $	90,562 111,944 38,677	$ $ $	229,493 283,686 98,015
Anthony J. Bellantuoni	ePresence	30,000	2.69%			$3.60	1/25/12		$67,921		$172,120
Scott Kitlinski	ePresence	30,000	2.69%			$3.60	1/25/12		$67,921		$172,120
Rodney P. Jackson	ePresence	40,000	3.59%			$3.60	3/20/03		$90,562		$229,493

(1)	Unless otherwise indicated, each Company option grants a right to purchase shares of Common Stock that vests in three equal annual installments beginning one year after the date of grant. Vesting of certain of the options may be accelerated under specified circumstances. See “Employment Arrangements.” The Switchboard options which expire on 1/29/12 will vest over a four year period, and the Switchboard options which expire on 5/16/12 will fully vest on the date of the 2003 Annual Meeting of Stockholders of Switchboard.

(2)	Equal to the per share fair market value of the underlying shares of Company or Switchboard Common Stock on the date of grant, as applicable.

(3)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised. No gain to the optionees is possible without an appreciation in stock price.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

The following table provides certain information concerning stock option exercises by the Named Executive Officers during the fiscal year ended December 31, 2002 and options held by the Named Executive Officers as of December 31, 2002.

Name	Company Granting Option	Number of Shares Acquired on Exercise	Value Realized (1)	Number of Securities Underlying Unexercised Options at December 31, 2002 Exercisable/Unexercisable (2)	Value of Unexercised In-the-Money Options at December 31, 2002 Exercisable/Unexercisable (3)
William P. Ferry	ePresence Switchboard	— —	— —	1,311,250/218,750 170,000/0	$0/$0 $3,650/$0
Scott G. Silk	ePresence	—	—	184,167/120,833	$0/$0
Richard M. Spaulding	ePresence Switchboard	— —	— —	121,079/56,000 111,250/0	$0/$0 $6,137/$0
Anthony J. Bellantuoni	ePresence	—	—	86,667/43,333	$0/$0
Scott Kitlinski	ePresence	—	—	33,800/49,200	$0/$0
Rodney P. Jackson	ePresence	—	—	138,334/0	$0/$0

(1)	Represents the difference between the aggregate fair market value of the underlying shares of Common Stock on the date of exercise and the aggregate exercise price. None of the Named Executive Officers exercised options during 2002.

(2)	Switchboard options are immediately exercisable upon grant. Any shares received upon the exercise of an unvested portion of the option are subject to Switchboard’s right to repurchase at their exercise price.

(3)	Based on the aggregate fair market value of the underlying shares of Company and Switchboard Common Stock on December 31, 2002 ($1.94 and $2.99 per share, respectively), less the aggregate option exercise price.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employment Arrangements

Pursuant to the terms of an employment agreement between the Company and Mr. Ferry, as amended, Mr. Ferry is employed by the Company as its Chairman of the Board, President and Chief Executive Officer, and currently is paid a minimum annual salary of $550,000, and is eligible to earn an annual minimum bonus of $350,000 based upon the achievement of certain performance objectives determined by the Board. $120,000 of such bonus is paid to Mr. Ferry as a non-recoverable advance against his bonus in quarterly installments. The agreement also contains confidentiality and non-competition provisions. The agreement also provides for the forgiveness over a five year period of any loans made to Mr. Ferry, plus accrued interest, for the purpose of satisfying his federal, state and local tax obligations with respect to the issuance or vesting of shares of Restricted Stock, subject to his continued employment with the Company on each applicable annual anniversary date. See “Other Related Transactions” for a further discussion regarding loans to Mr. Ferry. Upon Mr. Ferry’s death or disability, 50% of any unvested shares of Restricted Stock will vest.

The Company may terminate the Agreement upon sixty days written notice to Mr. Ferry, and Mr. Ferry may terminate the agreement for good reason with 60 days’ notice upon the occurrence of certain specified events generally relating to diminished responsibility with the Company. In the event of a termination by the Company or Mr. Ferry for good reason, as the case may be, Mr. Ferry will be entitled to receive: (i) benefits for two years, (ii) continued option vesting for one year and (iii) a cash payment from the Company equal to the sum of two times his annual base salary and target bonus.

The Company has entered into Executive Retention Agreements with Messrs. Spaulding and Bellantuoni, that provide, in part, for six months of severance pay (including bonuses) and benefits upon the termination of employment (other than relating to a change in control) by the Company other than for death, disability or cause or by such executive officer for a material reduction in responsibilities. These agreements also provide for the forgiveness over a five year period of any loans made to each such executive officer for the purpose of satisfying his federal, state and local tax obligations with respect to the issuance or vesting of shares of Restricted Stock, subject to his continued employment with the Company on each applicable annual anniversary date. See “Other Related Transactions” for a further discussion regarding loans to these executive officers.

The Company has also entered into employment letter agreements with Messrs. Kitlinski and Silk, that provide that if the Company terminates such executive officer’s employment for any reason other than for cause each will receive: (i) his base salary for a maximum of six months, (ii) all accrued bonuses, and (iii) medical and dental benefits for up to six months. Mr. Silk’s agreement also provides for the forgiveness over a five year period of any loans made to him for the purpose of satisfying his federal, state and local tax obligations with respect to the issuance or vesting of shares of Restricted Stock, subject to his continued employment with the Company on each applicable annual anniversary date. See “Other Related Transactions” for a further discussion regarding loans to executive officers. In addition, Mr. Kitlinski will receive accelerated vesting of any stock options that would vest within the six-month period following the termination date. Mr. Kitlinski and the Company must each provide 30 days prior notice to the other to terminate the employment arrangement. Mr. Silk and the Company must each provide 60 days prior notice to the other to terminate the employment arrangement.

The Company eliminated the position held by Mr. Jackson and terminated his employment in December 2002. Pursuant to the terms of his employment letter agreement, Mr. Jackson’s severance arrangement consisted of (i) base salary and medical and dental benefits continuance for a maximum of six months, (ii) payment of his accrued fourth quarter 2002 bonus, and (iii) accelerated vesting of any stock options that would vest within the six month period following the termination date.

Change in Control Arrangements

The Company has entered into arrangements with certain members of senior management including Messrs. Bellantuoni, Ferry, Kitlinski, Silk and Spaulding that include terms with respect to a change in control.

Upon a change in control of the Company, the Company will forgive any outstanding loans from the Company to Messrs. Bellantuoni, Ferry, Silk and Spaulding, plus accrued interest, in order to pay federal, state and local tax obligations with respect to the vesting or issuance of shares of Restricted Stock. See “Other Related Transactions” for a further discussion regarding loans to executive officers.

Upon the occurrence of a change in control (as defined in Mr. Ferry’s Employment Agreement), (i) all of Mr. Ferry’s unvested stock options will become 100% vested and exercisable, (ii) his Restricted Stock will become 100% vested and no longer subject to a right of repurchase by the Company, and (iii) he will receive a lump sum payment in cash equal to the sum of 2.99 times his annual base salary and target bonus.

The agreements with Messrs. Spaulding and Bellantuoni provide that upon a change in control of the Company, 50% of all unvested stock options held by each such executive officer will vest and 100% of all shares of Restricted Stock held by each such executive officer will vest and no longer be subject to the Company’s right of repurchase. In addition, if subsequent to a change in control, such executive officer is terminated by the Company without cause or resigns for good reason, such executive officer will receive a minimum of one year of severance pay (including bonuses calculated at a level assuming achievement of targets) and a minimum of one year of continuation of benefits, and the remainder of his stock options will vest. Additionally, Messrs. Spaulding and Bellantuoni agreed to remain in the employ of the Company upon certain events relating to a change in control.

If the Company terminates Mr. Silk within twelve months after a change in control, he will receive twelve months of base salary and his target bonus. The employment letter agreement with Mr. Silk provides that upon a change in control of the Company, 50% of all unvested stock options held by him will vest. The restricted stock agreement dated December 1, 2000 between Mr. Silk and the Company also provides that upon a change in control of the company, 100% of all restricted shares held by him will vest and no longer be subject to the Company’s right of repurchase.

If the Company terminates Mr. Kitlinski in the event of a change in control, 50% of all unvested stock options held by him will vest.

Other Related Transactions

Each of Messrs. Ferry, Spaulding, Bellantuoni and Silk have borrowed money from the Company in order to pay federal, state and local tax obligations with respect to the vesting or issuance of shares of Restricted Stock. In 2001, Messrs. Ferry, Spaulding and Bellantuoni issued consolidated promissory notes for such borrowings in the principal amounts of $1,063,941.33, $101,727.84 and $85,065.96, respectively. In 2001, Mr. Silk issued two separate promissory notes for such borrowings in the amounts of $28,219.48 and $15,495.68. All of the loans bear simple interest at the applicable federal rate. Except in the case of a change in control or with respect to any portion of the principal or interest forgiven, all principal and accrued interest must be repaid in full 90 days after the termination date of the respective executive officer’s employment with the Company. On each anniversary date of the making of the aforementioned loans on which the respective executive officer is an employee of the Company, the Company will forgive 20% of the principal amount of the loans, plus accrued interest during each such annual period. If a change in control should occur during the employment of any of the respective executive officers, the Company will forgive the outstanding principal amount of his loan plus accrued interest. With respect to any amounts forgiven on an anniversary date or upon a change in control, a gross-up amount to satisfy applicable income taxes on such debt forgiveness income to any such executive officer shall be included.

Mr. Kitlinski also borrowed money from the Company in order to pay federal, state and local tax obligations with respect to the vesting of Restricted Stock in 2001 and issued a promissory note for such borrowings in the principal amount of $10,330.45. Mr. Kitlinski repaid this loan in full plus applicable accrued interest in 2002. Mr. Jackson had no borrowings from the Company.

During 2002, the largest aggregate amount of indebtedness outstanding by Messrs. Ferry, Spaulding, Bellantuoni, Silk and Kitlinski in connection with the above described loans was $1,096,548.65, $104,853.20 $87,679.42 $43,973.03, and $10,620.57, respectively. As of April 1, 2003, the total amount outstanding under each of the above loans, including interest, was $851,153.06, $81,382.27, $68,052.77, $22,575.58 and $12,396.54, and $0, for each of Messrs. Ferry, Spaulding, Bellantuoni, Silk and Kitlinski, respectively. In addition, in connection with these loans, Messrs. Spaulding, Bellantuoni and Silk have pledged a total of 27,200, 24,000 and 30,000 shares of Common Stock owned by them, respectively, as collateral.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Company’s executive compensation program is administered by the Compensation Committee of the Board of Directors, which is currently comprised of three directors who are not employees of the Company. The Compensation Committee is responsible for determining the compensation of each executive officer, as delegated by the Board of Directors.

The Company’s executive compensation program is designed to align executive compensation with the Company’s business objectives and individual performance and to enable the Company to attract, retain and reward executive officers who contribute, and are expected to continue to contribute, to the Company’s long-term success. In establishing executive compensation, the Compensation Committee is generally guided by the following principles while taking into account the executive’s prior experience, achievements, value to the organization and the current economic environment: (1) the total compensation payable to executive officers should be competitive with the compensation paid by comparable companies for officers in comparable positions; (2) individual compensation should include components that reflect the performance of the individual, teamwork and the achievement of corporate objectives; and (3) the Company should strive to achieve equitable relationships both between the compensation of individual officers and between the compensation of officers and other employees throughout the organization.

The compensation of the Company’s executive officers, including the Chief Executive Officer and the other Named Executive Officers, consists of a combination of base salary, annual incentive bonuses, equity-based compensation and long-term incentives.

Base Salary. The Compensation Committee determines the base salary for each executive officer, by reviewing the salaries for competitive positions in the Company’s industry, the historical compensation levels of the executives, the individual performance of the executives in the preceding year and salary levels required by any applicable employment agreements. In fixing the base salary of each executive officer in 2002, the Compensation Committee reviewed market data from outside resources showing salary data for companies within the same industry sector and with revenues comparable to those of the Company. The Compensation Committee considered the market data as a basis for its subjective assessment that the salaries established by it for 2002 were competitive as compared to the salaries of executive officers of companies within the industry and agreed that no changes in base salaries were warranted for 2002.

Annual Incentive Awards. In 2002, the Company awarded annual incentive bonuses under the Company’s Executive Bonus Plan. Bonuses under the Executive Bonus Plan are determined by the Compensation Committee based upon the achievement of specified objective and subjective Company financial and executive personal goals, in relation to an executive’s annual salary and, with respect to Mr. Ferry, as required by his employment agreement. With respect to all executive officers other than Mr. Ferry, the Compensation Committee works with Mr. Ferry to establish appropriate financial targets for the Company, and with respect to certain executive officers, personal goals upon which to base bonus compensation under the Executive Bonus Plan. In 2002, all measures of executive incentive bonus plans were tied directly to Company financial goals including, as appropriate with respect to each executive officer, cash earnings or operating profit, revenues and asset management. The weighting of these financial performance measures varied by position based upon the subjective determinations of the Compensation Committee and given the objectives of the Company’s executive compensation program, cash earnings or operating profit, as the case may be, was given greater weight in 2002. The Compensation Committee establishes the specific objectives for Mr. Ferry. In 2002, such objectives for Mr. Ferry were tied to cash earnings, revenue and asset management with greater weight also being attributed to cash earnings.

Stock-Based Compensation. Awards of stock options and restricted stock are designed to more fully align the long-term interests of the Company’s executive officers and its stockholders and to assist in the retention of executives. The Compensation Committee selects the executive officers, if any, to receive stock options and restricted stock and subjectively determines the number of shares subject to each award. The size of awards is generally intended by the Compensation Committee to reflect the executive officer’s position with the Company and his contributions to the Company. The Compensation Committee considered options and restricted stock awarded in prior years when determining awards for 2002. Options are generally granted at market value and thus will have value to an executive only if the Company’s stock price increases.

Long Term Incentive Program. The Company recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company exists and that such possibility, and the uncertainty and questions which it may raise among key personnel, may result in the departure or distraction of key personnel to the detriment of the Company and its stockholders. Consequently, in 2000 the Board of Directors implemented a Long Term Incentive Program designed to reinforce and encourage the continued employment and dedication of the Company’s key personnel without distraction from the possibility of a change in control of the Company and related events and circumstances.

Restricted stock awards granted under the Long Term Incentive Program are structured so as to provide each executive with a long-term incentive to remain with the Company, as they are subject to the Company’s right of repurchase in the event of termination of employment prior to specified dates. In addition, upon a change in control the restricted stock awards become 100% vested and no longer subject to a right of repurchase by the Company. The size of each executive’s restricted stock award is determined by the Compensation Committee and is generally intended to reflect the executive’s position with and contributions to the Company. There were no grants of restricted stock during 2002.

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Code, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Company’s Chief Executive Officer and four other most highly compensated executive officers. Certain performance-based compensation is excluded from this limitation. The Compensation Committee periodically reviews the potential consequences of Section 162(m) and may structure the performance-based portion of its executive compensation to comply with certain exemptions in Section 162(m). However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) of the Code when the Committee believes that such payments are appropriate and in the best interests of the stockholders, after taking into consideration factors such as changing business conditions or the officer’s performance.

By the Compensation Committee

John F. Burton

Albert A. Notini

Fontaine K. Richardson

COMPARATIVE STOCK PERFORMANCE

The following graph compares the cumulative total shareholder return on the Company’s Common Stock with the cumulative return on (i) the NASDAQ Market Index (U.S.) (the “NASDAQ Market Index”), and (ii) the total return industry index for NASDAQ Computer & Data Processing Service Stocks (the “Computer & Data Index”). This graph assumes the investment of $100 on December 31, 1997, in the Company’s Common Stock, the NASDAQ Market Index and the Computer & Data Index and assumes dividends are reinvested. Measurement points are the last trading days for the fiscal years ending December 31, 1997, 1998, 1999, 2000, 2001 and 2002.

	1997	1998	1999	2000	2001	2002
ePresence, Inc.	$100.00	$302.13	$680.85	$147.88	$142.64	$66.04
Computer and Data Index	100.00	168.56	324.31	171.58	139.63	91.59
NASDAQ Market Index	100.00	141.04	248.76	156.35	124.64	86.94

STOCKHOLDER PROPOSALS

Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company’s proxy statement and proxy card for the 2004 Annual Meeting of Stockholders (the “2004 Annual Meeting”) must be received by the Clerk of the Company at its offices, 120 Flanders Road, Westboro, Massachusetts 01581 on or before December 23, 2003.

If a stockholder of the Company wishes to nominate a director or present a proposal before the 2004 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company’s proxy statement and proxy card, such stockholder must give written notice to be received by the Clerk of the Company at its principal offices, on or after February 22, 2004, but prior to March 23, 2004; provided, however, that if the date of the 2004 Annual Meeting is advanced by more than 20 days or delayed by more than 60 days from May 22, 2004, a stockholder’s notice of a nomination or proposal must be received by the Company not earlier than the ninetieth day prior to the 2004 Annual Meeting and not later than the close of business on the later of (i) the sixtieth day prior to the 2004 Annual Meeting, and (ii) the tenth day following the day on which notice of the date of the 2004 Annual Meeting was mailed or public disclosure of the date of the 2004 Annual Meeting was made, whichever occurs first. No stockholder nomination or proposal is required to be considered unless it is presented in accordance with the requirements of the Company’s Amended and Restated By-laws and the Securities Exchange Act of 1934. The persons designated in the Company’s proxy card will be granted discretionary authority with respect to any stockholder proposal to the full extent permitted by the rules and regulations of the Securities and Exchange Commission.

By Order of the Board of Directors,

KEVIN F. NEWMAN,

Vice President and General Counsel,

Secretary and Assistant Clerk

April	21, 2003

Appendix A

ePresence, Inc.

2001 Stock Incentive Plan

SECTION	1. Purpose

The purpose of this Stock Incentive Plan (the “Plan”) is to advance the interests of ePresence, Inc. (the “Company”) by enhancing its ability to attract and retain key employees, consultants and others who are in a position to contribute to the Company’s future growth and success.

SECTION	2. Definitions

“Award” means any Option, Stock Appreciation Right, Performance Share, Restricted Stock or Unrestricted Stock awarded under the Plan.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means a committee or subcommittee of the Board appointed by the Board to administer the Plan.

“Common Stock” or “Stock” means the Common Stock, $.01 par value per share, of the Company.

“Company” means ePresence, Inc. and, except where the content otherwise requires, all present and future subsidiaries of the Company as defined in Sections 424(f) of the Code.

“Designated Beneficiary” means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

“Fair Market Value” means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

“Incentive Stock Option” means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

“Nonstatutory Stock Option” means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

“Option” means an Incentive Stock Option or a Nonstatutory Stock Option.

“Participant” means a person selected by the Board to receive an Award under the Plan.

“Performance Shares” mean shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under Section 8.

“Reporting Person” means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

“Restricted Period” means the period of time selected by the Board during which shares subject to a Restricted Stock Award may be repurchased by or forfeited to the Company.

“Restricted Stock” means shares of Common Stock awarded to a Participant under Section 9.

“Stock Appreciation Right” or “SAR” means a right to receive any excess in Fair Market Value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

“Unrestricted Stock” means shares of Common Stock awarded to a Participant under Section 9(c).

SECTION	3. Administration

The Plan will be administered by the Board. The Board shall have authority to make Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan. The Board’s decisions shall be final and binding. No member of the Board shall be liable for any action or determination relating to the Plan made in good faith. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Board shall fix the maximum amount of such Awards to be made by such executive officers and a maximum amount for any one Participant. To the extent permitted by applicable law, the Board may appoint a Committee to administer the Plan and, in such event, all references to the Board in the Plan shall mean such Committee or the Board. All decisions by the Board or the Committee pursuant to the Plan shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

SECTION	4. Eligibility

All of the Company’s employees, officers, directors, consultants and advisors who are expected to contribute to the Company’s future growth and success, other than persons who have irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be awarded only to persons eligible to receive Incentive Stock Options under the Code.

SECTION	5. Stock Available for Awards

(a) Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 1,200,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) In the event that the Board, in its sole discretion, determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

(c) The Board may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances, notwithstanding any limitations on Options set forth in Section 6.

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SECTION	6. Stock Options

(a)	General.

(i) Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder. Subject to adjustment as provided in Subsection 5(b) above, the maximum number of shares with respect to which Options may be granted to any employee under the Plan shall not exceed 800,000 shares of Common Stock during any two consecutive calendar year period. For purposes of calculating such maximum number, (a) an Option shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding Option or the issuance of a new Option in substitution for a cancelled Option shall be deemed to constitute the grant of a new additional Option separate from the original grant of the Option that is repriced or cancelled.

(ii) The Board shall establish the exercise price at the time each option is awarded. In the case of Incentive Stock options, such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award.

(iii) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(iv) Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such options or, to the extent permitted by the Board at or after the award of the option, by (A) delivery of vested shares of Common Stock owned by the optionee for at least six months (or such shorter period as is approved by the Board), valued at their Fair Market Value, (B) delivery of a promissory note of the optionee to the Company on terms determined by the Board, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

(v) The Board may provide for the automatic award of an option upon the delivery of shares to the Company in payment of the exercise price of an option for up to the number of shares so delivered.

(vi) The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

(b)	Incentive Stock Options.

Options granted under the Plan which are intended to be Incentive Stock options shall be subject to the following additional terms and conditions:

(i) All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options. The option exercise period shall not exceed ten years from the date of grant.

(ii) If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rule of Section 424(b) and of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

(x) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

(y) The option exercise period shall not exceed five years from the date of grant.

(iii) For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

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(iv) No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

(x) an Incentive Stock Option may be exercised within the period of three months after the date the Participant ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such Option may designate a longer exercise period and that the exercise after such three month period shall be treated as the exercise of a Nonstatutory Stock option under the Plan;

(y) if the Participant dies while in the employ of the Company, or within three months after the Participant ceases to be such an employee, the Incentive Stock Option may be exercised by the Participant’s Designated Beneficiary within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement); and

(z) if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock option may be exercised within the period of one year after the date of disability (or within such lesser period as may be specified in the option agreement).

For all purposes of the Plan and any Option granted hereunder, “employment” shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

SECTION 7.    Stock Appreciation Rights

(a) The Board may grant Stock Appreciation Rights entitling recipients on exercise of the SAR to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in the Fair Market Value of the Stock between the date of the Award and the exercise of the Award. A Stock Appreciation Right shall entitle the Participant to receive, with respect to each share of Stock as to which the SAR is exercised, the excess of the share’s Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. The Board may also grant Stock Appreciation Rights that provide that, following a change in control of the Company (as defined by the Board at the time of the Award), the holder of such SAR will be entitled to receive, with respect to each share of Stock subject to the SAR, an amount equal to the excess of a specified value (which may include an average of values) for a share of Stock during a period preceding such change in control over the Fair Market Value of a share of Stock on the date the SAR was granted.

(b) Stock Appreciation Rights may be granted in tandem with, or independently of, options granted under the Plan. A Stock Appreciation Right granted in tandem with an option which is not an Incentive Stock option may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an Incentive Stock option may be granted only at the time the Option is granted.

(c) When Stock Appreciation Rights are granted in tandem with Options, the following provisions will apply:

(i) The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

(ii) The Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an option will not be reduced until the number of shares as to which the related option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

(iii) The Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

(iv) The Stock Appreciation Right will be transferable only with the related Option.

(v) A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Stock subject to the option exceeds the exercise price of such option.

(d) A Stock Appreciation Right not granted in tandem with an option will become exercisable at such time or times, and on such conditions, as the Board may specify.

4

(e) The Board may at any time accelerate the time at which all or any part of the SAR may be exercised.

SECTION 8.    Performance Shares

(a) The Board may make Performance Share Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Share Awards under the Plan.

(b) Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(c) A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the agreement evidencing the Performance Share Award.

(d) The Board may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 9.    Restricted and Unrestricted Stock

(a) The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Board for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

(b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or if the Participant has died, to the Participant’s Designated Beneficiary.

(c) The Board may, in its sole discretion, grant (or sell at a purchase price determined by the Board, which shall not be lower than 85% of Fair Market Value on the date of sale) to Participants shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”).

(d) The purchase price for each share of Restricted Stock and Unrestricted Stock shall be determined by the Board of Directors and may not be less than the par value of the Common Stock. Such purchase price may be paid in the form of past services or such other lawful consideration as is determined by the Board.

(e) The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

SECTION 10.    General Provisions Applicable to Awards

(a) Applicability of Rule 16b-3. Those provisions of the Plan which make an express reference to Rule 16b-3 shall apply to the Company only at such time as the Company’s Common Stock is registered under the Securities Exchange Act of 1934, or any successor provision, and then only to Reporting Persons.

(b) Documentation. Each Award under the Plan shall be evidenced by an instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which will evidence agreement to the terms thereof and of this Plan.

5

(c) Board Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter.

(d) Termination of Status. Subject to the provisions of Section 6(b)(iv), the Committee shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant’s legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

(e) Mergers, Etc. In the event of a consolidation, merger or other reorganization in which all of the outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (an “Acquisition”) or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised Options or SARs will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice, (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the “Acquisition Price”), make or provide for a cash payment to Participants equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding Options or SARs (to the extent then exercisable and to the extent the exercise price does not exceed the Acquisition Price) and (B) the aggregate exercise price of all such outstanding options or SARs in exchange for the termination of such Options and SARs, and (iv) provide that all or any outstanding Awards shall become exercisable or realizable in full prior to the effective date of such Acquisition.

(f) Withholding. The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board’s discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in vested shares of Common Stock, including vested shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where shares are being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

(g) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

(h) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(i) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company’s counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company’s counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

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SECTION 11.    Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

(c) Exclusion from Benefit Computations. No amounts payable upon exercise of Awards granted under the Plan shall be considered salary, wages or compensation to Participants for purposes of determining the amount or nature of benefits that Participants are entitled to under any insurance, retirement or other benefit plans or programs of the Company.

(d) Effective Date and Term. Subject to the approval of the stockholders of the Company, the Plan shall be effective on January 29, 2001. Prior to such approval, Awards may be made under the Plan expressly subject to such approval. No Award may be made under the Plan after January 29, 2011, but Awards previously granted may extend beyond that date.

(e) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for compliance with Rule 16b-3. Prior to any such approval, Awards may be made under the Plan expressly subject to such approval.

(f) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

Adopted by the Board of Directors on

January 29, 2001

Approved by the Shareholders on

May 9, 2001

7

ePresence, Inc.

Amendment No. 1

to

2001 Stock Incentive Plan

Section 5(a) of the 2001 Stock Incentive Plan (the “Plan”) of ePresence, Inc., a Massachusetts corporation, is hereby amended, subject to stockholder approval, to increase from 1,200,000 to 1,950,000 the number of shares of Common Stock authorized for issuance under the Plan.

Adopted by the Board of Directors

on January 25, 2002

Approved by the Shareholders

on May 9, 2002

8

ePresence, Inc.

Amendment No. 2

to

2001 Stock Incentive Plan

Section 5(a) of the 2001 Stock Incentive Plan (the “Plan”) of ePresence, Inc., a Massachusetts corporation, is hereby amended, subject to stockholder approval, to increase from 1,950,000 to 2,500,000 the number of shares of Common Stock authorized for issuance under the Plan.

Adopted by the Board of Directors

on January 24, 2003

9

Appendix B

EPRESENCE, INC.

1992 DIRECTOR STOCK OPTION PLAN

1.	Purpose

The purpose of this 1992 Director Stock Option Plan (the “Plan”) of ePresence, Inc. (the “Company”) is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company’s future progress and to provide them with a further incentive to remain as directors of the Company.

2.	Administration

The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

3.	Participation in the Plan

Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

4.	Stock Subject to the Plan

(a) The maximum number of shares which may be issued under the Plan shall be 100,000 shares of the Company’s Common Stock, par value $.01 per share (“Common Stock”), subject to adjustment as provided in Section 9 of the Plan.

(b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

(c) All options granted under the Plan shall be nonstatutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the “Code”).

5.	Terms, Conditions and Form of Options

Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

(a) Option Grant Dates.

(i) Upon the closing of the initial public offering of Common Stock of the Company, and on the date of each annual meeting of stockholders of the Company thereafter, the Company shall grant to each eligible director an option for 3,000 shares of Common Stock (the “Annual Option”).

(ii) Upon the initial election of any eligible director as a director of the Company, the Company shall grant to such director an option for 15,000 shares of Common Stock (the “Initial Option”), provided that no person serving as a director upon the adoption of this Plan shall receive such an option.

(b) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall equal (i) the last reported sales price per share of the Company’s Common Stock on the NASDAQ National Market System (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company’s Common Stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on NASDAQ or an exchange, the fair market value per share on the date of grant as determined by the Board of Directors.

(c) Options Non-Transferable. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

(d) Exercise Period. Each Initial Option shall become exercisable on a cumulative basis as to one-fourth of the shares subject to the option on each of the first, second, third and fourth anniversaries of the date of grant of such option. Each Annual Option shall become exercisable 12 months after the date of grant of such option (or, if earlier, the day prior to the first Annual Meeting of Stockholders of the Company following the date of grant). In the event an optionee ceases to serve as a director, each such option may be exercised by the optionee (or, in the event of his death, by his administrator, executor or heirs), at any time within 12 months after the optionee ceases to serve as a director, to the extent such option was exercisable at the time of such cessation of service. Notwith-standing the foregoing, no option shall be exercisable after the expiration of ten years from the date of grant.

(e) Exercise Procedure. Options may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

6.	Assignments

The rights and benefits of participants under the Plan may not be assigned, whether voluntarily or by operation of law, except as provided in Section 5(d).

7.	Effective Date

The Plan shall become effective immediately upon its adoption by the Board of Directors, but all grants of options shall be conditional upon the approval of the Plan by the stockholders of the Company within 12 months after adoption of the Plan by the Board of Directors.

8.	Limitation of Rights

(a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

(b) No Stockholders’ Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

9.	Changes in Common Stock

(a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

2

(b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidations unless exercised by the optionee within a specified number of days following the date of such notice.

10.	Amendment of the Plan

The Board of Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section 9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. The Plan may not be amended more than once in any six-month period.

11.	Notice

Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

12.	Governing Law

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the Commonwealth of Massachusetts.

Adopted by the Board of Directors

on June 23, 1992.

Approved by the stockholders

on July 24, 1992

3

AMENDMENT NO. 1 TO THE 1992 DIRECTOR STOCK OPTION PLAN

OF EPRESENCE, INC.

Subsection 5(c) of the 1992 Director Stock Option Plan (the “Plan”) of ePresence Inc. is hereby amended and restated in its entirety to read as follows:

“(c) Options Non-Transferrable. Except as otherwise provided in the option agreement evidencing the option grant, each option granted under the Plan shall not be transferrable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by the optionee.”

Subsection 10 of the Plan is hereby amended and restated in its entirety to read as follows:

“10. Amendment of the Plan. The Board of Directors may at any time, and from time to time, modify, terminate or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under any applicable listing requirement or any applicable tax or regulatory requirement, the Board of Directors may not effect such modification or amendment without such approval.”

Adopted by the Board of Directors on

January 16, 1997

4

AMENDMENT NO. 2 TO THE 1992 DIRECTOR STOCK OPTION PLAN

OF EPRESENCE, INC

Subsection 4(a) of the 1992 Director Stock Option Plan (the “Plan”) of ePresence, Inc. is hereby amended, subject to stockholder approval, to increase from 100,000 to 200,000 the number of shares of Common Stock authorized for issuance under the Plan.

Adopted by the Board of Directors on

February 27, 1997

Approved by the Stockholders on

May 12, 1997

5

AMENDMENT NO. 3 TO THE 1992 DIRECTOR STOCK OPTION PLAN OF

EPRESENCE, INC.

1.	Subsection 5(a)(i) of the Plan is hereby amended to increase the Annual Option from 3,000 to 8,000 shares of Common Stock.

2.	Subsection 5(a)(ii) of the Plan is hereby amended to increase the Initial Option from 15,000 to 32,000 shares of Common Stock.

3.	Section 5 of the Plan is hereby amended to add subsection (a)(iii) as follows:

“(iii) Upon the fourth anniversary of the grant of an Initial Option to an eligible director, the Company shall grant to such director an option for 16,000 shares of Common Stock (the “Refresher Option”), provided that such director is an eligible director on the date of such grant.”

For each eligible director whose fourth anniversary of the grant of his Initial Option occurred or will occur prior to May 9, 2000, he will receive his Refresher Option on May 9, 2000.

4.	The first sentence of Subsection 5(d) is hereby amended by adding the phrase “and Refresher Option” between the words “Initial Option” and “shall.”

5.	Subsection 9(b) of the Plan is hereby amended and restated in its entirety to read as follows:

“(b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, then (i) all outstanding options shall automatically become vested in full and fully exercisable immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidation, and (ii) the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (A) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or affiliate thereof), or (B) upon written notice to the optionees, provide that all unexercised options will terminate immediately following the vesting of such options in accordance with clause (i) above and immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidation unless exercised by the optionee within a specified number of days following the date of such notice.”

Adopted by the Board of Directors

on October 21, 1999

6

AMENDMENT NO. 4 TO THE 1992 DIRECTOR STOCK OPTION PLAN

OF EPRESENCE, INC.

Subsection 4(a) of the 1992 Director Stock Option Plan, as amended (the “Plan”), of ePresence, Inc. is hereby amended, subject to stockholder approval, to increase from 200,000 to 325,000 the number of shares of Common Stock authorized for issuance under the Plan.

Adopted by the Board of Directors

on January 31, 2000

7

AMENDMENT NO. 5 TO THE 1992 DIRECTOR STOCK OPTION PLAN

OF EPRESENCE, INC.

1.	Subsection 5(a)(i) of the Plan, as previously amended under Amendment No. 3 to the Plan, is hereby amended to increase the Annual Option from 8,000 to 10,000 shares of Common Stock.

2.	Subsection 5(a)(ii) of the Plan, as previously amended under Amendment No. 3 to the Plan, is hereby amended to increase the Initial Option from 32,000 to 40,000 shares of Common Stock.

3.	Subsection 5(a)(iii) of the Plan, as previously added to the Plan under Amendment No. 3, is hereby amended to increase the Refresher Option from 16,000 to 20,000 shares of Common Stock.

Adopted by the Board of Directors

On January 25, 2002

8

AMENDMENT NO. 6 TO THE 1992 DIRECTOR STOCK OPTION PLAN

OF EPRESENCE, INC.

Subsection 4(a) of the 1992 Director Stock Option Plan, as amended (the “Plan”), of ePresence, Inc. is hereby amended, subject to stockholder approval, to increase from 325,000 to 450,000 the number of shares of Common Stock authorized for issuance under the Plan.

Adopted by the Board of Directors

on January 24, 2003

9

Appendix C

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE		1.	Election of three Class II Directors to serve for the ensuing three years.	For Nominee	Withheld from the Nominee
ePRESENCE, INC.			John F. Burton	☐	☐

Please read the reverse side of this card. A vote FOR each proposal is recommended by the Board of Directors.			Fontaine K. Richardson	☐	☐

			Robert M. Wadsworth	☐	☐
Mark box at right if an address change or comment has been noted on the reverse side of this card.	☐			For	Against	Abstain
		2.	Approval of the amendment to the Company’s 2001 Stock Incentive Plan increasing from 1,950,000 to 2,500,000 the number of shares of the Company’s Common Stock authorized for issuance under such plan.	☐	☐	☐
				For	Against	Abstain
3.

Approval of the amendment to the Company’s 1992 Director Stock Option Plan increasing from 325,000 to 450,000 the number of shares of the Company’s Common Stock authorized for issuance under such plan.

				☐	☐	☐
				For	Against	Abstain
		4.	Ratification of the selection by the Board of Directors of Ernst & Young LLP as the Company’s independent auditors for the current fiscal year.	☐	☐	☐
Please be sure to sign and date this Proxy	Date

Stockholder sign here	Co-owner sign here
DETACH CARD					DETACH CARD

ePRESENCE, INC.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted, then sign the card, detach it and return it in the enclosed postage-paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders to be held on May 22, 2003.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

ePresence, Inc.

ePRESENCE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

Annual Meeting of Stockholders

May 22, 2003

The undersigned, revoking all prior proxies, hereby appoint(s) William P. Ferry, Kevin F. Newman and Richard M. Spaulding, and each or any of them, with full power of substitution, as proxies for the undersigned to act and to vote, with respect to all shares of the stock of the Company which the undersigned may be entitled to act or vote upon, at the 2003 Annual Meeting of Stockholders of ePresence, Inc., and at any adjournment or adjournments thereof, as designated herein upon all matters referred to on the reverse side and as described in the Proxy Statement for the Meeting and, in their discretion, upon any other matters that may properly come before the Meeting. None of the following proposals is conditioned upon the approval of any other proposal.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign by authorizing person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?